 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2020

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Forward-Looking Statements

This Form 8-K and Exhibit 99.1 attached hereto contain forward-looking statements of Iveric bio, Inc. (the "Company") that involve substantial risks and uncertainties. Any statements in this Form 8-K and Exhibit 99.1 about the Company’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, future operations and future expectations and plans and prospects for the Company, and any other statements containing the words "anticipate," "believe," "estimate," "expect," "intend," "goal," "may," "might," "plan," "predict," "project," "seek," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. In this Form 8-K and Exhibit 99.1, the Company’s forward looking statements include statements about the impact of the COVID-19 pandemic on the Company’s research and development programs, operations and financial position, its expectations to initiate enrollment in its second Phase 3 trial (ISEE2008) of Zimura in geographic atrophy secondary to AMD and to use its previously announced clinical trial of Zimura for the treatment of geographic atrophy (OPH2003) as a Phase 3 trial, its development and regulatory strategy for Zimura, the potential clinical meaningfulness of the results of clinical trials, the implementation of its business plan, the projected use of cash and cash balances, the timing, progress and results of clinical trials and other research and development activities, the potential utility of its product candidates, and the potential for its business development strategy. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on the Company’s research and development programs, operations and financial position, the initiation and the progress of research and development programs and clinical trials, availability of data from these programs, reliance on university collaborators and other third parties, establishment of manufacturing capabilities, expectations for regulatory matters, need for additional financing and negotiation and consummation of business development transactions and other factors discussed in the "Risk Factors" section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

Item 8.01.  Other Events.

On June 15, 2020, the Company issued a press release announcing the 18 month results of its Phase 3 clinical trial of Zimura® (avacincaptad pegol), the Company’s complement factor C5 inhibitor, in patients with geographic atrophy ("GA") secondary to age-related macular degeneration (the "OPH2003 trial"). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company's management team will host a conference call with webcast at 8:00 a.m. Eastern Time to discuss the 18-month results. Details for the conference call and webcast are in the press release incorporated by reference as Exhibit 99.1. On the conference call and in discussions with investors, the Company may refer to the following additional and supportive data from the OPH2003 trial:

Supportive 18-Month GA Data

18-Month Zimura 2 mg GA Data by Part

As previously described in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Company enrolled patients for the OPH2003 trial in two different parts, Part 1 and Part 2, with different dosages and randomization ratios in each Part. Twenty-five patients receiving Zimura 2 mg were enrolled in Part 1 of the trial and 42 patients receiving Zimura 2 mg were enrolled in Part 2 of the trial. Consistent with the analysis performed at 12 months, the analysis of the mean change in GA growth for Zimura 2 mg as compared to the corresponding sham control group at 18 months was adjusted for the fact that this dose of Zimura was tested in both parts of the trial, each of which had different randomization ratios.

The least squares mean changes in GA in Part 1 and Part 2 at month 18 are shown separately in the following table:

Mean Rate of Change in GA Area from Baseline to Month 18
(MRM Analysis) (Square Root Transformation)

Cohort		Zimura 2 mg (N = 25)	Sham (N = 26)	Difference	% Difference
Part 1	Mean Change in GA(a) (mm)	0.464	0.635	0.170	26.84%

(a)	= based on the least squares mean from the MRM model

Cohort		Zimura 2 mg (N = 42)	Sham (N = 84)	Difference	% Difference
Part 2	Mean Change in GA(a) (mm)	0.440	0.608	0.168	27.67%

(a)	= based on the least squares means from the MRM model
When the data from the Zimura 2 mg comparisons from each Part of the trial are analyzed using the MRM model, which includes a regression factor by part, the mean difference in GA growth over 18 months between the Zimura 2 mg and sham control groups is 0.168 mm, representing a 28.11% relative benefit in the Zimura 2 mg group as compared to the corresponding sham control group.
Observed 18-Month GA Data (non-square root transformation)
In addition to analyzing the mean rate of change in GA area at month 18 using the square root transformation method (measured in millimeters (mm)), the Company also analyzed the mean rate of change in GA area using the observed GA areas (measured in square millimeters (mm2)) with the MRM model. The observed mean GA area data are for the Zimura 2 mg and Zimura 4 mg groups as compared to the corresponding sham control groups are summarized in the following table:
Mean Rate of Change in GA Area from Baseline to Month 18
(MRM Analysis) (Observed)

Cohort	Zimura 2 mg (N = 67)	Sham 2 (N = 110)	Difference	% Difference
Mean Change in GA(a) (mm2)	2.431(b)	3.587(b)	1.156	32.24%

Cohort	Zimura 4 mg (N = 83)	Sham (N = 84)	Difference	% Difference
Mean Change in GA(a) (mm2)	2.460	3.486	1.026	29.44%

(a)	= based on the least squares mean from the MRM model.

(b)
= these least squares means are estimates from the MRM model, drawing on all available data, including data from groups with different randomization ratios in Part 1 and Part 2, and should not be interpreted as directly observed data.

18-Month Visual Acuity Data
In addition to analyzing mean change in GA area, the Company also performed pre-specified analyses of the mean change in best corrected visual acuity ("BCVA") from baseline to month 18 and the mean change in low luminance best corrected visual acuity ("LL BCVA") from baseline to month 18, both as measured by Early Treatment Diabetic Retinopathy Study ("ETDRS") letters. Testing for visual acuity serves as an important safety assessment to assure that the decrease in visual acuity in the Zimura treatment groups was not significantly different from the sham control groups.

The OPH2003 trial was not designed to reliably assess differences in mean changes in BCVA or LL BCVA with statistical significance. Data for the mean changes in BCVA and LL BCVA are summarized in the following tables:
Mean Change in BCVA from Baseline to Month 18
(MRM Analysis) (ETDRS letters)

Cohort	Zimura 2 mg (N = 67)	Sham (N = 110)	Difference
Mean Change in BCVA(a)	-12.7(b)	-15.1(b)	2.37

Cohort	Zimura 4 mg (N = 83)	Sham (N = 84)	Difference
Mean Change in BCVA(a)	-4.27	-7.07	2.80

(a)	= based on the least squares mean from the MRM model

(a)
= these least squares means are estimates from the MRM model, drawing on all available data, including data from groups with different randomization ratios in Part 1 and Part 2, and should not be interpreted as directly observed data.

Mean Change in LL BCVA from Baseline to Month 18
(MRM Analysis) (ETDRS letters)

Cohort	Zimura 2 mg (N = 67)	Sham (N = 110)	Difference
Mean Change in LL BCVA(a)	-2.72(b)	-3.10(b)	0.37

Cohort	Zimura 4 mg (N = 83)	Sham (N = 84)	Difference
Mean Change in LL BCVA(a)	2.85	1.68	1.17

(a)	= based on the least squares mean from the MRM model
(b) = these least squares means are estimates from the MRM model, drawing on all available data, including data from groups with different randomization ratios in Part 1 and Part 2, and should not be interpreted as directly observed data.

Zimura 1 mg 18-Month Efficacy Data

The Company performed descriptive analyses on the 18 month data for patients in the Zimura 1 mg group as compared to the patients in the sham control group in Part 1 of the trial to aid an assessment of whether a dose response relationship was present across treatment groups included in the clinical trial.
GA area data for the Zimura 1 mg group and the sham group from Part 1 of the trial at month 18 are summarized in the following table:
Summary of GA Area (mm) and Mean Percentage Change from Baseline to Month 18
(Square Root Transformation)

Cohort	Zimura 1 mg (N = 26)	Sham (N = 26)
Mean Sq. Root of GA at BL, mm	2.591	2.623
Mean Sq. Root of GA at M18, mm	3.258	3.230
Difference	0.667	0.607
Mean % Change(a)	21.91%	23.87%
BL = Baseline; M18 = Month 18
(a) Mean % Change in GA area is an average of the percentage change in GA area observed for each patient.
Although the sample size for the Zimura 1 mg group is small, the Company believes the apparent reduction in mean percentage change in GA area from baseline to month 18 in the Zimura 1 mg group as compared to the sham control group in Part 1, when combined with the results observed in the Zimura 2 mg and Zimura 4 mg groups as compared to their corresponding sham control groups, suggest a potential dose response relationship across treatment groups.

18-Month Safety Data
    Based on the Company's review of the safety data in the trial, Zimura was generally well tolerated after 18 months of administration. During the trial, there were no Zimura-related adverse events, no Zimura-related intraocular inflammation, no Zimura-related increased intraocular pressure, no cases of endophthalmitis, and no discontinuations attributed by investigators to Zimura in the trial. The numbers below are based on investigator-reported adverse events occurring during the 18-month duration of the trial for all patients.
The number of patients with one or more serious treatment emergent adverse events ("TEAEs"), organized by MedDRA system organ class, a standard method of reporting adverse events, are set forth in the table below:
Patients with One or More Serious TEAEs in Any Organ Class

	Part 1			Part 2
	Zimura 1 mg (N = 26)	Zimura 2 mg (N = 25)	Sham (N = 26)	Zimura 2 mg (N = 42)	Zimura 4 mg (N = 83)	Sham 4 mg (N = 84)
Blood and lymphatic system disorders	0	0	0	0	1 (1.2%)	0
Cardiac disorders	1 (3.8%)	0	1 (3.8%)	1 (2.4%)	2 (2.4%)	3 (3.6%)
Eye disorders	0	0	0	1 (2.4%)	1 (1.2%)	0
Gastrointestinal disorders	1 (3.8%)	1 (4.0%)	2 (7.7%)	0	2 (2.4%)	6 (7.1%)
General disorders and administration site conditions	0	0	0	1 (2.4%)	0	0
Hepatobiliary disorders	0	1 (4.0%)	1 (3.8%)	0	1 (1.2%)	0
Infections and infestations	0	1 (4.0%)	0	2 (4.8%)	8 (9.6%)	2 (2.4%)
Injury, poisoning and procedural complications	0	1 (4.0%)	1 (3.8%)	1 (2.4%)	3 (3.6%)	2 (2.4%)
Metabolism and nutrition disorders	0	0	2 (7.7%)	0	0	0
Musculoskeletal and connective tissue disorders	1 (3.8%)	0	0	0	0	3 (3.6%)
Benign, malignant and unspecified neoplasms (including cysts and polyps)	0	0	1 (3.8%)	1 (2.4%)	1 (1.2%)	3 (3.6%)
Nervous system disorders	1 (3.8%)	1 (4.0%)	2 (7.7%)	2 (4.8%)	3 (3.6%)	2 (2.4%)
Psychiatric disorders	0	0	1 (3.8%)	0	0	1 (1.2%)
Respiratory, thoracic and mediastinal disorders	0	1 (4.0%)	0	0	2 (2.4%)	5 (6.0%)
Vascular disorders	0	0	0	0	0	1 (1.2%)
Of the reported serious TEAEs that were eye disorders, one TEAE was an optic ischaemic neuropathy (in the Zimura 2 mg group) and one TEAE was a retinal detachment (in the Zimura 4 mg group). Neither of these TEAEs were reported as related to Zimura.
The number of patients with one or more TEAEs, including serious TEAEs, identified by the investigator as related to the study drug (Zimura or sham) are set forth in the table below:
Reported TEAEs Related to Zimura or Sham

	Part 1			Part 2
	Zimura 1 mg (N = 26)	Zimura 2 mg (N = 25)	Sham (N = 26)	Zimura 2 mg (N = 42)	Zimura 4 mg (N = 83)	Sham 4 mg (N = 84)
Subjects with at least one TEAE	0	0	0	0	0	0

The number of patients with one or more ocular TEAEs in the study eye are set forth in the table below:

Reported Ocular TEAEs in Study Eyes

	Part 1			Part 2
	Zimura 1 mg (N = 26)	Zimura 2 mg (N = 25)	Sham (N = 26)	Zimura 2 mg (N = 42)	Zimura 4 mg (N = 83)	Sham 4 mg (N = 84)
Eye disorders	12 (46.2%)	11 (44.0%)	6 (23.1%)	28 (66.7%)	61 (73.5%)	39 (46.4%)
Eye disorders related to injection procedure	4 (15.4%)	5 (20.0%)	2 (7.7%)	18 (42.9%)	46 (55.4%)	24 (28.6%)

All of the above TEAEs that were not related to the injection procedure were also not related to the study drug. The number of patients with one or more ocular TEAEs in the study eye, identified by the investigator as related to the study drug (Zimura or sham) is set forth in the table below:
Reported Ocular TEAEs in the Study Eye Related to Zimura or Sham

	Part 1			Part 2
	Zimura 1 mg (N = 26)	Zimura 2 mg (N = 25)	Sham (N = 26)	Zimura 2 mg (N = 42)	Zimura 4 mg (N = 83)	Sham 4 mg (N = 84)
Subjects with at least one TEAE	0	0	0	0	0	0

In addition to the Company collecting investigator-reported adverse events, the independent masked reading center performed multi-modal imaging analysis. Multi-modal imaging analysis is a process used to assess patient retinal findings by reviewing different image types, in this case fluorescein angiograms and optical coherence tomography images, to provide a more comprehensive view of the patient's retinal tissue. In this trial, the reading center's multi-modal imaging analysis identified one additional case of macular choroidal neovascularization ("CNV") for a patient in the Zimura 4 mg group at month 12. As the investigator following the patient did not detect the CNV, the patient remained in the trial through month 18.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

99.1 Press Release dated June 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: June 15, 2020	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer